   APPLICATION TO THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES Processing Office: Individual Annuity Center, P.O. Box 2996, G.P.O., New York,
                   New York 10116
 FOR A VARIABLE ANNUITY CONTRACT: EQUITABLE'S NON-QUALIFIED EQUI-VEST CONTRACT
-------------------------------------------------------------------------------
           UNIT SECTION (Complete only if Salary Allotment is used)
1.  EMPLOYER/UNIT NAME
                      ---------------------------------------------------------
2.  [_] EXISTING UNIT NO.____________________ [_] NEW UNIT ________________
                                                        Form 983-2357 Required
-------------------------------------------------------------------------------
                               PARTICIPANT SECTION
3.  PROPOSED PARTICIPANT - Print name to appear on Contract.

    -------------------------------------------------------------------
           First          Middle Initial          Last
    A. [_] Mr.        [_] Mrs.        [_] Ms.      [_] Other
                                                             ----------
    B. Date of Birth: Year            Month             Day
                          -----------      -----------     ------------
    C. Age at Nearest Birthday:           D. State of Residence:
                              -----------                       ------
    E. Participant's Mailing Address:     F. [_] Male  [_] Female
       No., St.
               --------------------------------------------------------

               --------------------------------------------------------
           City
               --------------------------------------------------------
                  State        Zip Code          -
                        ------          ---------  -------
    G. Social Security Number (Required):           -         -
                                         ----------   -------   --------
    H. Are you associated with or employed by a member of National
       Association of Securities Dealers, Inc. (NASD)?   [_] yes  [_] No
4.  RETIREMENT AGE (maximum: 85)
                               ----------
5.  BENEFICIARY - Include FULL NAME and RELATIONSHIP to Participant.
    FOR DEATH BENEFIT UPON PARTICIPANT'S DEATH BEFORE RETIREMENT DATE, AND FOR OWNERSHIP RIGHTS UPON DEATH OF OWNER.

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------
6.  OWNER-ONLY IF OTHER THAN PARTICIPANT:[_]Individual [_]Executor [_]Guardian
             [_]Custodian (SEE #14)  [_]Trustee (For natural person)
    The following owner types will incur annual tax liability
             [_]Corporation   [_] Partnership   [_] Deferred Compensation
             [_] Trustee (NOT for natural person)
    Name
            ----------------------------------------------------------------
    No., St.
            ----------------------------------------------------------------
       City
            ----------------------------------------------------------------
              State       Zip Code         -
                   ------         --------   -------
    Relationship to Participant
                              ---------------------------------------------
    Owner SSN #         -      -          (IF CUSTODIAN USE PARTICIPANT'S SSN #)
               --------   ----   --------
    Are you associated with or employed by a member of National Association of Securities Dealer, Inc. (NASD)? [_] Yes [_] No
    ABOVE NAMED OWNER WILL RECEIVE ALL COMMUNICATIONS.
    SPECIFY ANY CO-OWNERS IN SPECIAL INSTRUCTIONS (#13).

7.  CONTRIBUTION ALLOCATION

    Fixed Income Account                         %
                                           -----
    Stock Account                                %
                                           -----
    Money Market Account                         %
                                           -----
    Balanced Account                             %
                                           -----
    Aggressive Stock Accounts                    %
                                           -----
                             --------------------
    (PERCENTAGES IN WHOLE NUMBERS)   Total   100 %

8.  Will any existing insurance or annuity be replaced or
    changed (or has it been), assuming the contract
    applied for will be issued?         [_] Yes   [_] No
    IF YES, answer the questions below:
    A. Year Issued:               Plan:
                   --------------      ---------------
       Company:
                --------------------------------------

    B. Contribution Basis: (CHECK ONE ONLY):
       [_] pre-August 14, 1982 [_] post-August 31, 1982
       (SEPARATE APPLICATION REQUIRED FOR EACH BASIS.)

    C. Net Cost: $
                -----------------------------------------
                (NET COST ILLUSTRATION MUST BE SUBMITTED).

9.  CONTRIBUTIONS (COMPLETE ONLY IF CONTRIBUTION BASIS
    POST-AUGUST 13, 1982 AND FURTHER CONTRIBUTIONS
    ANTICIPATED)

    A. Reminder Notice (Billing) Required [_] yes  [_] No
       IF YES, complete B-C-D

    B. Reminder Frequency:
           [_] Annual  [_] Semi-Annual  [_] Quarterly
       For Salary Allotment Only:
           [_] Monthly [_] Semi-Monthly [_] Bi-Weekly

    C. Reminder Frequency Date (IF SALARY ALLOTMENT, MUST AGREE WITH EXISTING UNIT OR ATTACHED 983-2357 FORM):

       Mo.               Day
          -------------      ---------------
    D. REMINDER AMOUNT  $
                         -------------------
               (CONTRIBUTIONS MUST BE AT LEAST $50.)

10. EXPECTED FIRST PARTICIPATION YEAR
    CONTRIBUTION $
                  ------------------------------------------
           (MUST BE AT LEAST $1,000 OR $600 IF SALARY ALLOTMENT)

    FOR SALARY ALLOTMENT ONLY: IF AN ADVANCED PARTICIPATION DATE IS REQUESTED, COMPLETE #9C AND #13.
-------------------------------------------------------------------------------
    (FOR PROCESSING OFFICE USE)
    Unit Name                               Cert. or App. #
             ----------------------------                  --------------------
    Frequency                               Reminder Date
             ----------------------------                  --------------------
    Amendment Required                      Participation Date
                      -------------------                     -----------------

      Receipt Date         Batch #           Inquiry #        Processor

11. Did you receive the Separate Accounts Prospectus? [_] Yes [_] No Date on Prospectus
                      -------------------------------------------------
    Date of any Supplement to Prospectus
                                       --------------------------------

12. ITEMS (A) THROUGH (G) ARE TO BE ANSWERED COMPLETELY OR NOT AT ALL. If Participant does not wish to provide information requested check here [_]. (Show amounts before this purchase.)
    NOTE: In NJ and MD by law item (A) MUST be answered.

    (A) Sources of Retirement Income (other than Soc. Security)

        -----------------------------------------------------------

        -----------------------------------------------------------
    (B) Debts: $
                ---------------------------------------------------

                ---------------------------------------------------

                ---------------------------------------------------
    (C) (i)    Savings (Checking and Savings accounts):
               $
                ---------------------------------------------------
        (ii)   Securities: $
                            ---------------------------------------
        (iii)  Value of home, less mortgage: $
                                              ---------------------
        (iv)   Other Assets (specify sources and amounts):

               ----------------------------------------------------

               ----------------------------------------------------
    (D) Ages of Dependents:
                           ----------------------------------------
    (E) Amount of Life Insurance: $
                                   --------------------------------
    (F) Cash available for investment or retirement:
        (i)  $              annually, or (ii) $          single sum
              -------------                    ---------
    (G) Annual income including spouse's: $
                                           ------------------------
13. SPECIAL INSTRUCTIONS

    ---------------------------------------------------------------

    ---------------------------------------------------------------

    ---------------------------------------------------------------

    ---------------------------------------------------------------

    ---------------------------------------------------------------

    ---------------------------------------------------------------

    ---------------------------------------------------------------

    ---------------------------------------------------------------

    ---------------------------------------------------------------

    ---------------------------------------------------------------
14. CUSTODIAN DESIGNATION: (Fill in)
    THE OWNER is
                ---------------------------------  ----------------
                           (name)                   (Relationship)
    as custodian for
                    -----------------------------------------------
                                     (participant)
    under the                Uniform Gifts to Minors Act.
             ----------------
                (state)
15. Amount paid with this form: $
                                 ----------------------------------
       (must be at least $1,000. for other than Salary Allotment)
    (If a check is submitted with this request, no advanced participation date is permitted.) BACKDATING IS NOT PERMITTED.
-------------------------------------------------------------------------------

NOTE: Amount paid will be credited upon receipt at Equitable Processing Office, subject to return if the contract is not issued: the Participation Date of the contract will be the date of receipt by Equitable of all completed requirements at Equitable's Processing Office. The Normal Form of annuity benefit is a Life With 10 years Certain Annuity. At retirement, you will be given a choice of this form or any of several other available forms.

                                   AGREEMENT

All information and statements furnished in this request are true and complete to the best of my (our) knowledge and belief. I (We) understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable's behalf, or to waive or alter any of Equitable's rights and regulations. Under the penalties of perjury I (we) certify that the Social Security Number(s) or Tax identification Number(s) provided on this form is (are) true, correct, and complete.

IT IS UNDERSTOOD THAT THE ACCOUNT VALUES ATTRIBUTABLE TO ALLOCATION TO THE SEPARATE ACCOUNTS AND VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

Signature of Proposed Participant X                          Date          City            State
                                 ---------------------------     ---------      -----------     ----------
Signature of Owner (if other than the Proposed participant) X
                                                           -----------------------------------------------

-------------------------------------------------------------------------------
                                 AGENT SECTION
Will any existing insurance or annuity be replaced or changed (or has it been), assuming the contract applied for will be issued:[_]Yes [_] No
I (we) certify that a prospectus for the contract applied for has been given to the proposed Participant and that no written sales materials other than those approved by The Equitable have been used.
Non-Qualified Equi-Vest issued must adequately reflect the commission interest of all Agents on previous certificates or contracts.

Agent's Name(s) (Print)       Initial of         Agent         Agent         Agency          District         Agent's
 (Service Agent first)        Last Name          Number          %            Code         Manager Code      Signature
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

FOR AGENCY COMPLIANCE FILE: INITIALS OF AGENCY   EQS          Date       District EQS         Date
                                                    ---------     ------             ---------    ---------

-------------------------------------------------------------------------------
                                 (FOR ASU USE)

ASU Code and APP. No.             ASU Rec'd.          Date to Proc. Off.              Campaign[_]
                     ------------           ---------                   --------------

Agent(s) shown above is Equity Qualified and is licensed in the state where the request is signed.
Above Agent information verified by ASM (Registered Rep)
                                                        -----------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Processing Office: Individual Annuity Center, P.O. Box 2996, G.P.O., New York,
                   New York 10116
   REQUEST FOR ENROLLMENT UNDER EQUITABLE'S NON-QUALIFIED EQUI-VEST CONTRACT
-------------------------------------------------------------------------------
                                 UNIT SECTION
                  (Complete only if Salary Allotment is used)

1.  EMPLOYER/UNIT NAME
                      ---------------------------------------------------------
2.  [_] EXISTING UNIT NO.________________ [_] New Unit ___________________
                                                   Form 983-2357 Required
-------------------------------------------------------------------------------
                             PARTICIPATION SECTION
3.  PROPOSED PARTICIPANT
    a. Print name to appear on Certificate.

       --------------------------------------------------------------------
                First             Middle Initial               Last
    b. [_] Mr.         [_] Mrs.        [_] Ms.        [_] Other
                                                               --------------
    c. Date of Birth: Year             Month               Day
                          ------------      --------------     --------------
    d. Age at Nearest Birthday
                              -----------------------------------------------
    e. State of Residence
                         ----------------------------------------------------
    f. [_] Male     [_] Female
    g. Social Security Number      -    -
                             ------ ---- --------
    h. Are you associated with or employed by a member of National Association
       of Securities Dealers, Inc. (NASD)?    [_] Yes     [_] No

4.  RETIREMENT AGE (maximum: 85)
                                ------------

5.  BENEFICIARY - Include FULL NAME and RELATIONSHIP to Participant.
    (For Death Benefit upon Participant's death before Retirement Date, and for Ownership Rights upon death of Owner)

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

    -------------------------------------------------------------------------

6.  OWNER - Specify:
      Full Name and Address                  Relationship to Participant

      ----------------------------------     ---------------------------------

      ----------------------------------     Social Security or Tax I.D. No.

      ----------------------------------     ----------------------------------
      Above named Owner will receive all communications. Specify any co-owner or secondary owners in Special Instructions (#12).

7.  CONTRIBUTION ALLOCATION
         (PERCENTAGES IN WHOLE NUMBERS)

    Fixed Income Account                        %
                                         -------
    Stock Account (Sep Acct A)                  %
                                         -------
    Money Market Acct (Sep Acct E)              %
                                         -------
    Balanced Acct (Sep Acct J)                  %
                                         -------
    Aggressive Stock Acct (Sep Acct K)          %
                                         -------
                             --------------------
                                  Total    100  %

8. Will any existing insurance or annuity be replaced or changed (or has it been), assuming the certificate applied for will be issued? [_] yes [_] No

    If yes, answer the questions below:
    Contribution Basis           [_] pre-August 14, 1982
         (check one)             [_] post-August 13, 1982
    Note that a separate enrollment form must be submitted for each basis.

    ---------------------------------------------------------------------------
    Year Issued, Company, and Plan

    ---------------------------------------------------------------------------
    Net Cost
    (Net Cost Illustration must be submitted.)

9. CONTRIBUTIONS (complete only if the Contribution Basis is post-August 13, 1982 and further contributions are anticipated)
    a. Reminder Frequency
       If no reminders are desired, check here: [_].
        [_] Annual   [_] Semi-Annual   [_] Quarterly
       For salary Allotment Only:
        [_] Monthly  [_] Semi-Monthly  [_] Bi-Weekly
    b. First Reminder Date (if Salary Allotment, must agree with existing unit or attached 983-2357 form):

                                   Mo.            Day
                                      -----------    --------------
    c. REMINDER AMOUNT $
                        ---------------------------
       (contributions must be at least $50.)
-------------------------------------------------------------------------------

(FOR            Unit Name                      Cert. or App. #
 PROCESSING              ----------------------               -----------------
 OFFICE         Frequency                       Reminder Date
 USE)                   -----------------------             -------------------
                Amendment Required             Participation Date
                                  -------------                  --------------

Receipt Date           batch #           Inquiry #         Processor

    d. EXPECTED FIRST PARTICIPATION YEAR CONTRIBUTION $
                                                       ------------------------
            (must be at least $1,000. for Individual billing or $600. for
                               Salary Allotment)

       For Salary Allotment only: If an advanced participation date is requested, complete #9b and #12.

10. Did you receive the Separate Accounts Prospectus?
                             [_] Yes  [_] no
    Date on Prospectus
                      ---------------------------------------------------------
    Date of any supplement to Prospectus
                                        ---------------------------------------

11. Items (a) through (g) are to be answered completely or not at all. If Participant does not wish to provide information requested check here [_]. (Show amounts before this purchase.) Note: In NJ and MD by law item
    (a) must be answered.

    (a) Sources of Retirement Income (other than Soc. Security)

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
    (b) Debts: $
                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------
    (c) (i)    Savings (Checking and Savings accounts):
               $
                ---------------------------------------------------------------
        (ii)   Securities: $
                            ---------------------------------------------------
        (iii)  Value of home, less mortgage: $
                                              ---------------------------------
        (iv)   Other Assets (specify sources and amounts):

               ----------------------------------------------------------------

               ----------------------------------------------------------------
    (d) Ages of Dependents:
                           ----------------------------------------------------
    (e) Amount of Life Insurance: $
                                   --------------------------------------------
    (f) Cash available for investment or retirement:
        (i)  $                                        annually, or
              -----------------------------------------------------------------
        (ii) $                                        single sum
              -----------------------------------------------------------------
    (g) Annual income including spouse's: $
                                           ------------------------------------

12. SPECIAL INSTRUCTIONS

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

13. Amount paid with this form: $
                                 ----------------------------------------------
           (must be at least $1,000. for other than Salary Allotment)
    (If a check is submitted with this request, no advanced participation date is permitted.)
    Backdating is not permitted.
-------------------------------------------------------------------------------

NOTE: Amount paid will be credited upon receipt at Equitable Processing Office, subject to return if the certificate is not issued: the Participation Date of the certificate will be the date of receipt by Equitable of all completed requirements at Equitable's Processing Office. The Normal Form of annuity benefit is a Life With 10 years Certain Annuity. At retirement, you will be given a choice of this form or any of several other available forms.

                                   AGREEMENT

All information and statements furnished in this request are true and complete to the best of my (our) knowledge and belief. I (We) understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable's behalf, or to waive or alter any of Equitable's rights and regulations. Under the penalties of perjury I (we) certify that the Social Security Number(s) or Tax identification Number(s) provided on this form is (are) true, correct, and complete.

IT IS UNDERSTOOD THAT THE ACCOUNT VALUES ATTRIBUTABLE TO ALLOCATION TO THE SEPARATE ACCOUNTS AND VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

Signature of Proposed Participant X                          Date          City            State
                                 ---------------------------     ---------      -----------     ----------
Signature of Owner (if other than the Proposed participant) X
                                                           -----------------------------------------------

-------------------------------------------------------------------------------
                                 AGENT SECTION
Will any existing insurance or annuity be replaced or changed (or has it been), assuming the certificate applied for will be issued? [_]Yes [_] No
I (we) certify that a prospectus for the certificate applied for has been given to the proposed Participant and that no written sales materials other than those approved by The Equitable have been used.
Non-Qualified Equi-Vest issued must adequately reflect the commission interest of all Agents on previous contracts or certificates.

Agent's Name(s) (Print)       Initial of         Agent         Agent         Agency          District         Agent's
 (Service Agent first)        Last Name          Number          %            Code         Manager Code      Signature
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

FOR AGENCY COMPLIANCE FILE: INITIALS OF AGENCY   EQS          Date       District EQS         Date
                                                    ---------     ------             ---------    ---------

-------------------------------------------------------------------------------
                                 (FOR ASU USE)

ASU Code and APP. No.             ASU Rec'd.          Date to Proc. Off.              Campaign[_]
                     ------------           ---------                   --------------

Agent(s) shown above is Equity Qualified and is licensed in the state where the request is signed.
Above Agent information verified by ASM (Registered Rep)
                                                        -----------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
Processing Office: Individual Annuity Center, P.O. Box 2996, G.P.O., New York,
                   New York 10116
     REQUEST FOR ENROLLMENT UNDER EQUITABLE'S QUALIFIED EQUI-VEST CONTRACT
-------------------------------------------------------------------------------
                               PLAN/UNIT SECTION

1.  TYPE OF PURCHASE Complete One plan Only                  G. [_] PEDC (Public Employee Deferred Compensation) (GV-PEDC 4991)
    A. [_] TSA Public School (GV-PS 4931)                    H. [_] IRC-457 (Tax Exempt Organization) (GV-PEDC 4991-SU-080)
    B. [_] TSA 501 (c) (3) Organization (GV-501 4921)        I. [_] SEP (Simplified Employee Pension) (GV-SEP 4981)
    C. [_] TSA University (GV-PS 4931-31)                    J. [_] CORPORATE TRUSTEED (GV-Corp 4941-41)
    D. [_] IRA Individual (GV-IRA 4971)                             Type of contributions  [_] Required [_] Voluntary  (After Tax)
    E. [_] IRA Unit Billed (GC-IRA 4971)                     K. [_] KEOGH/HR-10 TRUSTEE (GV HR-10 4911-11) (trustee owned) (9)
    F. [_] IRA QUALIFIED PLAN ROLLOVER - Distribution from          Type of contributions  [_] Required [_] Voluntary  (After Tax)
                                         a Qualified Plan    L. [_] KEOGH/HR-10 (GV-HR-10 4911) (not trustee owned) (9)
                                         (GV-IRA 4971-71)           Type of contributions  [_] Required [_] voluntary  (After Tax)

-------------------------------------------------------------------------------
         DO NOT COMPLETE THIS SECTION IF BOX 1.D or 1.F CHECKED ABOVE
2.  EMPLOYER/PLAN NAME
                      ---------------------------------------------------------
3.  [_] EXISTING UNIT NO._________________ [_] NEW UNIT________________
                                           (FOR NEW TRUSTEE OWNER PLAN OR TWO
                                           OR MORE LIVES FORM 983-135B REQUIRED)
-------------------------------------------------------------------------------
                               PARTICIPANT SECTION
4.  PROPOSED PARTICIPANT - Print name to appear on Contract.

    -------------------------------------------------------------------
           First          Middle Initial          Last
    A. [_] Mr.        [_] Mrs.        [_] Ms.      [_] Other
                                                             ----------
    B. Date of Birth: Year            Month             Day
                          -----------      -----------     ------------
    C. Age at Nearest Birthday:           D. [_] Male  [_] Female
                              -----------
    E. Participant's Mailing Address:     F. State of Residence:
                                                                -------
       No., St.
               --------------------------------------------------------

               --------------------------------------------------------
           City
               --------------------------------------------------------
                  State        Zip Code          -
                        ------          ---------  -------
    G. Social Security Number (Required)            -         -
                                         ----------   -------   --------
    H. Are you associated with or employed by a member of National
       Association of Securities Dealers, Inc. (NASD)?   [_] yes  [_] No
5.  RETIREMENT AGE ( )
                      ----------
6. BENEFICIARY - Include FULL NAME and RELATIONSHIP to Participant. (BENEFICIARY MUST BE OWNER FOR PEDC/IRC-457 PURCHASES AND FOR MOST TRUSTEED PLANS.)

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

    --------------------------------------------------------------------

7.  CONTRIBUTION ALLOCATION
          (PERCENTAGES IN WHOLE NUMBERS)

    Fixed Income Account                         %
                                           -----
    Stock Account                                %
                                           -----
    Money Market Account                         %
                                           -----
    Balanced Account                             %
                                           -----
    Aggressive Stock Account                     %
                                           -----
                             --------------------
                               Total        100  %

8.  CONTRIBUTIONS (NOT REQUIRED FOR 1.F)
    A. Reminder Notice (Billing) Required [_] yes  [_] No
       IF YES, complete b-c-d-e

    B. REMINDER DATE Required for Individual IRA or otherwise must agree with existing unit or attached 983-135B
       MONTH                    DAY
            -------------------     ---------------
    C. REMINDER FREQUENCY
       [_] Annual                   [_] Semi-Annual
       [_] Quarterly                [_] Monthly
       Available for TSA, PEDC/IRC-457 AND UNIT BILLED IRA ONLY:
                                        [_] Semi-Monthly  [_] Bi-Weekly
    D. REMINDER AMOUNT  $
                         -------------------

    E. BILLING MONTHS TO BE EXCLUDED - TSA ONLY

9.  EXPECTED FIRST PARTICIPATION YEAR
    CONTRIBUTION $
                  ------------------------------------------
    If an advanced billing and/or participation date are requested, complete #8b and #13.
-------------------------------------------------------------------------------
    (FOR PROCESSING OFFICE USE)
    Unit Name                             Reminder Date
             ----------------------------              ------------------------
    Cert. or App.#                        Amendment Required
                  -----------------------                   -------------------
    PEDC Emp. Add.                        Emp. Fed. ID #
                  -----------------------               -----------------------
    Frequency                             Participation Date
             ----------------------------                   -------------------

      Receipt Date         Batch #         Inquiry #         Processor

10. Did you receive the Separate Accounts Prospectus?  [_] Yes  [_] No
    Date on Prospectus
                      ---------------------------------------------------------
    Date of any Supplement to Prospectus
                                       ----------------------------------------

11. ITEMS (A) THROUGH (G) ARE TO BE ANSWERED COMPLETELY OR NOT AT ALL. If Annuitant does not wish to provide information requested check here [_]. (Show amounts before this purchase.)
    NOTE: In NJ and MD by law item (A) MUST be answered.

    (A) Sources of Retirement Income (other than Soc. Security)

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
    (B) Debts: $
                ---------------------------------------------------------------

                ---------------------------------------------------------------

                ---------------------------------------------------------------
    (C) (i)    Savings (Checking and Savings accounts):
               $
                ---------------------------------------------------------------
        (ii)   Securities: $
                            ---------------------------------------------------
        (iii)  Value of home, less mortgage: $
                                              ---------------------------------
        (iv)   Other Assets (specify sources and amounts):

               ----------------------------------------------------------------

               ----------------------------------------------------------------
    (D) Ages of Dependents:
                           ----------------------------------------------------
    (E) Amount of Life Insurance: $
                                   --------------------------------------------
    (F) Cash available for investment or retirement:
        (i)  $                                                     annually, or
              -----------------------------------------------------
        (ii) $                                                      single sum
              -----------------------------------------------------
    (G) Annual income including spouse's: $
                                           ------------------------------------
12. Will any existing insurance or annuity be replaced or changed (or has it been), assuming the certificate applied for will be issues? [_] Yes [_] No
13. SPECIAL INSTRUCTIONS

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------
14. Amount paid with this form: $
                                 ----------------------------------
    (If a check is submitted with this request, no advanced participation date is permitted.) BACKDATING IS NOT PERMITTED:

    NOTE: Amount paid will be credited upon receipt at Equitable's Processing
          Office, subject to return if the certificate is not issued. The Participation Date of the certificate will be the date of receipt by Equitable of all completed requirements at Equitable's Processing office.
-------------------------------------------------------------------------------

                                   AGREEMENT

All information and statements furnished in this request are true and complete to the best of my knowledge and belief. I understand and acknowledge that no Agent has the authority to make or modify any contract on Equitable's behalf, or to waive or alter any of Equitable's rights and regulations.

IT IS UNDERSTOOD THAT THE ACCOUNT VALUES ATTRIBUTABLE TO ALLOCATIONS TO THE SEPARATE ACCOUNTS AND VARIABLE ANNUITY BENEFIT PAYMENTS MAY INCREASE OR DECREASE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

Signature of Proposed Participant X                          Date          City            State
                                 ---------------------------     ---------      -----------     ----------
Signature of Owner (REQUIRED FOR PEDC/IRC 457/HR-10 TRUSTEE/CORP. TRUSTEED) X
                                                                           -----------------------------------------------

-------------------------------------------------------------------------------
                                 AGENT SECTION
Will any existing insurance or annuity be replaced or changed (or has it been), assuming the certificate applied for will be issued? [_]Yes [_] No
I (we) certify that a prospectus for the certificate applied for has been given to the proposed Annuitant and that no written sales materials other than those approved by The Equitable have been used.
Equi-Vest issued must adequately reflect the commission interest of all Agents on previous contracts or certificates.

Agent's Name(s) (Print)       Initial of         Agent         Agent         Agency          District         Agent's
 (Service Agent first)        Last Name          Number          %            Code         Manager Code      Signature
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

FOR AGENCY COMPLIANCE FILE: INITIALS OF AGENCY EQS          Date       District EQS         Date
                                                    ---------     ------             ---------    ---------

-------------------------------------------------------------------------------

(FOR ASU USE)                                         AGENT(S) SHOWN ABOVE IS EQUITY AND IS LICENSED IN THE STATE WHERE THE REQUEST
ASU Code and App. No.                                 IS SIGNED
                     ------------------------------
ASU Rec'd                                             Above Agent information verified by ASM
          -----------------------------------------
Date to Proc. Off.                     Campaign [_]   ----------------------------------------------------------------------------
                  --------------------
                                                      Application reviewed by
                                                                             -----------------------------------------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES APPLICATION FOR ESTABLISHMENT OF NEW QUALIFIED EQUI-VEST PLAN
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
1.  TYPE OF QUALIFIED PLAN ESTABLISHED:
    A) [_] TSA 403(b)Public School (3-30)                   F) [_] PEDC (Public Employee Deferred Compensation) (9-90)
    B) [_] TSA 501 (c) (3) Organization (2-20)              G) [_] IRC-457 (Tax Exempt Organization) (9-90 SU 080)
    C) [_] TSA University (3-31)                            H) [_] KEOGH/HR-10 TRUSTEE (1-11)
    D) [_] IRA Unit Billed (GC-IRA 4971)                    I) [_] KEOGH/HR-10 (1-10)
    E) [_] SEP (Simplified Employee Pension)(8-80)          J) [_] CORPORATE TRUSTEED (4-41)

2.  NAME OF PLAN:

    ---------------------------------------------------------------------------
3.  EFFECTIVE DATE OF PLAN:
    Year             Month         Day
        ------------      --------    ------------
4.  FISCAL YEAR END (FOR KEOGH, SEP, PEDC/IRC-457):
    Month            Day
         -----------    ------------
5.  REMINDER NOTICE REQUIRED:     [_] Yes  [_] No

6.  UNIT REMINDER DUE DATE:
    Month            Day
         -----------    ----------
7.  REMINDER FREQUENCY:
    [_] Annual (1)              [_] Semi-Annual (2)
    [_] Quarterly (3)           [_] Monthly (4)
    Available for TSA, PEDC/IRC-457 and unit Billed IRA only:
                         [_] Semi-Monthly (5)      [_] Bi-Weekly (7)

8.  ORDER IN WHICH PARTICIPANTS TO APPEAR ON STATEMENT REMINDER:
    [_] Alphabetical (3)     [_] Certificate Number (2)

9.  EMPLOYER FEDERAL IDENTIFICATION NUMBER:
               -
         -----   ----------------
10. BILLING NAME:

    ---------------------------------------------------------------------------
    Plan Mailing and Billing Address:
                                     ------------------------------------------
                        No. & Street:
                                     ------------------------------------------
                        City or Town:
                                     ------------------------------------------
                               State:                 Zip Code          -
                                     ----------------          --------- ------
11. TSA UNIVERSITY PLANS ONLY:
    (A) Does the University Plan Document AUTHORIZED Participants to make Loans:
                                    [_] Yes  [_] No
    (B) Maximum % of cash at maturity       %
                                     -------
    (C) Surrenders, Withdrawals or Loans (if allowed) will be processed only with employer approval at the time the request is made.
    (D) Please describe any other plan restrictions on reverse of this form. Acceptance of any other plan provisions or restrictions detailed on back is subject to Equitable approval.

12. PEDC/IRC-457, HR-10 TRUSTEE, AND CORPORATE TRUSTEED PLANS ONLY:

        (A) Should all correspondence (except Billing and Proxies) be sent to participants?              [_] Yes    [_] No
        (B) Does Owner/Employer authorize Participants to make transfers between accounts and
            change the allocation percentages for future allocations?                                    [_] Yes    [_] No

13. ERISA INFORMATION STATEMENT SUBMITTED (Required if Box 1(C) (D) (E) (G) (H) (I) or (J) checked):     [_] Yes    [_] No

14. IS EQUITABLE ADOPTION STATEMENT BEING SUBMITTED (Answer Required if Box 1(H) (I) or (j) checked):    [_] yes    [_] No

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UPON ESTABLISHMENT OF PLAN, THE EQUITABLE IS AUTHORIZED TO SOLICIT PROSPECTIVE
APPLICANTS FOR THE PLAN.

X                                         Dated at                on      19
 -----------------------------------------        ----------------  ------  --
   Signature and Title of Authorized               City     State
   Officer or Purchaser
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Key Agent (Please Print)

                                               ASU (Alpha)       (Numeric)
-----------------------------------------------           -------         -----
(First)   (Middle Initial)    (Last)     (Code)

Agency
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        (Name)                                           (Numeric Code)

Key Agent Signature
                   ------------------------------------------------------------
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               (PROC. OFFICE USE ONLY)                      ANALYST CODE
                                      ----------------------            -------